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                                                                   EXHIBIT 10.11


                                 LOAN AGREEMENT

   THIS LOAN AGREEMENT ("Loan Agreement") is made this 10th day of September, 1997, by and between KING PHARMACEUTICALS, INC., a Tennessee corporation whose address is 501 Fifth Street, Bristol, Tennessee 37620 (the "Borrower"), MONARCH PHARMACEUTICALS, INC., a Tennessee corporation whose address is 355 Beecham Street, Bristol, Tennessee 37620 (the "Guarantor") and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the statutes of the United States of America, whose address is P.O. Box 3189, Bristol, Tennessee 37625 (the "Bank").

                                Recitals of Fact

  In accordance with the terms of that certain loan agreement dated April 30, 1996, by and between the Borrower and the Bank (the "1996 Loan Agreement"), Borrower obtained, among other things, a revolving credit loan from the Bank in the original principle sum of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) (the "1996 Revolving Credit Loan").

  The Borrower has requested that the Bank commit to make loans and advances to it on a revolving credit basis in an amount not to exceed at any one time outstanding the principal sum of Eight Million Five Hundred Thousand and No/100 Dollars ($8,500,000.00) (the "1997 Revolving Credit Loan"). The Borrower will use the revolving credit funds to provide working capital and the Bank has agreed to make such loan and advances on the terms and conditions herein set forth.

  The 1997 Revolving Credit Loan will renew, extend, increase, amend and supersede the 1996 Revolving Credit Loan. Furthermore, this Loan Agreement will amend and supersede the 1996 Loan Agreement insofar as it pertains to the revolving line of credit.

  NOW, THEREFORE, incorporating the Recitals of Fact set forth above and in consideration of the mutual agreements herein contained, the parties agree as follows:

                                   AGREEMENTS

SECTION 1: DEFINITIONS AND ACCOUNTING TERMS.

  1.1 CERTAIN DEFINED TERMS. For purposes of this Loan Agreement, the following terms shall have the following meanings (such meanings to be applicable equally to both the singular and plural forms of such terms) unless the context otherwise requires:

  "Borrowing Base Certificate" means that certain certificate that is attached hereto as Exhibit "A".

  "Borrower Collateral" means the tangible and intangible personal property of the Borrower that is intended to secure the loan contemplated under this Loan Agreement, said personal property being specifically described in Section
4.1 of this Loan Agreement.

  "Borrower Security Agreement" means the security agreement described in
Section 4.3(a) of this Loan Agreement.

  "Closing Date" means the date set out in the first paragraph of this Loan Agreement.

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  "Contra Accounts" means the aggregate of Borrower's and Guarantor's accounts receivable from a third party that are offset by the aggregate of Borrower's and Guarantor's accounts payable owed to said third party.

  "Event of Default" has the meaning assigned to that phrase in Section 14 of this Loan Agreement.

  "Guarantor Collateral" means the tangible and intangible personal property of the Guarantor that is intended to secure the loans contemplated under this Loan Agreement, said personal property being specifically described in Section 4.2 of this Loan Agreement.

  "Guarantor Security Agreement" means the security agreement described in
Section 4.3(b) of this Loan Agreement.

  "Guaranty" means the guaranty agreement described in Section 3.2 of this Loan Agreement.

  "Loan Agreement" means this Loan Agreement between the Borrower, Guarantor and Bank.

  "Revolving Credit Advances" means advances of principal on the Revolving Credit Loan by the Bank under the terms of this Loan Agreement to the Borrower during the term of the 1997 Revolving Credit Loan.

  "1997 Revolving Credit Loan" means the Borrower's revolving credit indebtedness to the Bank pursuant to Section 2 of this Loan Agreement.

  "Revolving Credit Note" means the promissory note described in Section 2.3 of this Loan Agreement.

  "Termination Date of the Revolving Credit Loan" shall mean May 31, 1999 or, in the event that the Bank and the Borrower shall hereafter mutually agree in writing that the 1997 Revolving Credit Loan and the Bank's commitment hereunder shall be extended to another date, and the Note shall be modified or amended to reflect such extension, such other date mutually agreed upon between the Bank and the Borrower to which Bank's commitment shall have been extended.

  "Working Capital," means the amount by which the Borrower's and its wholly owned subsidiaries consolidated current assets exceed the Borrower's and its wholly owned subsidiaries' consolidated current liabilities, all as determined in accordance with generally accepted accounting principles applied on a consistent basis.

  1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent to those applied in the preparation of the financial statements required to be delivered from time to time pursuant to Section 11.1 of this Loan Agreement.

SECTION 2: COMMITMENT FUNDING AND TERMS OF 1997 REVOLVING CREDIT LOAN.

  2.1 THE COMMITMENT. Subject to the terms and conditions herein set out, the Bank agrees and commits to make loan advances or commitments under letters of credit to the Borrower from time to time, from the Closing Date until the Termination Date of the Revolving Credit Note, in aggregate principal amounts not to exceed at any one time outstanding Eight Million Five Hundred Thousand and No/100 Dollars ($8,500,000.00).

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  2.2  FUNDING THE LOAN. Revolving Credit Advances shall be made (i) by automated transfer, as described in that certain agreement by and between the Borrower and the Bank entitled "Automated Transfer Facility Including Automated Principal Reduction", dated April 30, 1996, or (ii) upon the oral request, followed by immediate written or fax confirmation, or the written request of the Borrower to the Bank and to the attention of:

         Kevin L. Jessee
         Community Bank President
         First Tennessee Bank National Association
         P.0. Box 3189
         Bristol, TN 37625
         (423) 968-5308
         (423) 968-5612 FAX

All Revolving Credit Advances shall be made by depositing the same to a checking account in the name of the Borrower. All written confirmations shall be sent to the address set forth in this Section 2.2. All fax confirmations shall be sent to the fax number set forth in this Section 2.2.

  2.3 THE NOTE AND INTEREST. The 1997 Revolving Credit Loan shall be evidenced by the Revolving Credit Note of the Borrower, payable to the order of the Bank in the principal amount of Eight Million Five Hundred Thousand and No/100 dollars ($8,500,000.00). The entire principal amount of the loan (including outstanding commitments under letters of credit) shall be due and payable on the Termination Date of the 1997 Revolving Credit Loan. The unpaid principal balances of the Revolving Credit Note shall bear interest on disbursed and unpaid principal balances at the rates specified in the Revolving Credit Note and shall be payable as provided in the Revolving Credit Note.

  2.4 PRE-PAYMENTS OR TERMINATION OF THE REVOLVING CREDIT NOTE. So long as no Event of Default exists, the Borrower may, at its option, from time to time, subject to the terms and conditions hereof, without penalty, borrow, repay, and reborrow amounts under the Revolving Credit Note. By notice to the Bank in writing, the Borrower shall be entitled to terminate the Bank's commitment to make further advances on the Revolving Credit Note.

  2.5 CONDITIONS PRECEDENT TO CLOSING AND FUNDING REVOLVING CREDIT NOTE. The obligation of the Bank to fund the initial advance under the Revolving Credit
Note is subject to the conditions precedent set forth in Section 5.1 of this Loan Agreement.

  2.6 CONDITIONS PRECEDENT TO ALL REVOLVING CREDIT NOTE ADVANCES. The obligation of the Bank to make the Revolving Credit Advances pursuant hereto (including the initial advance on the Closing Date) shall be subject to the following additional conditions precedent:

  (a) The Borrower shall have furnished to the Bank each of the items referred to in Section 5.1 of this Loan Agreement, all of which shall remain in full force and effect as of the date of such Revolving Credit Advance (notwithstanding that the Bank may not have required any such item to be furnished prior to the Closing Date or previous Revolving Credit Advances).

  (b) An Event of Default shall not have occurred.

  (c) Each of the warranties and representations of Borrower, as set out in
  Section 6 of this Loan Agreement, shall remain true and correct in all material respects.


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  (d) Each of the warranties and representations of Guarantor, as set out in
  Section 7 of this Loan Agreement, shall remain true and correct in all material respects.

  (e) Each of the joint warranties and representations of Borrower and Guarantor, as set out in Section 8 of this Loan Agreement, shall remain true and correct in all material respects.

  (f) The aggregate outstanding Revolving Credit Advances will not exceed 85% of the aggregate of Borrower's and Guarantor's accounts receivable that are less than 90 days from the date of invoice, less Contra Accounts, plus 60% of the aggregate of Borrower's and Guarantor's raw materials and finished goods inventory (the "Borrowing Base"). The Borrowing Base shall be determined using the Borrowing Base Certificate, as determined once per month, beginning on the Closing Date and on the first day of each and every month thereafter until the Termination Date of the 1997 Revolving Credit Loan.

  2.7 BORROWING BASE CERTIFICATE. On the closing date and on the first day of each and every month thereafter until the Termination Date of the 1997 Revolving Credit Loan, Borrower shall complete and provide to the Bank the Borrowing Base Certificate.

SECTION 3: GUARANTY.

  3.1 GUARANTY OF PAYMENT. The Guarantor agrees to guaranty the payment of all sums at any time owing to the Bank under this Loan Agreement, the Revolving Credit Note, and/or Borrower Security Agreement.

  3.2 GUARANTY AGREEMENT. In order to provide the Bank with the guaranty contemplated by Section 3.1 of this Loan Agreement, the Guarantor shall execute the guaranty agreement that is attached hereto as Exhibit "B".

SECTION 4. COLLATERAL.

  4.1 DESCRIPTION OF COLLATERAL SECURING REVOLVING CREDIT NOTE. The Revolving Credit Note shall be secured by a first lien on the Borrower's inventory and accounts, and all products and proceeds of the foregoing.

  4.2 DESCRIPTION OF COLLATERAL SECURING GUARANTY. The Guaranty shall be secured by a first lien on the Guarantor's inventory and accounts, and all products and proceeds of the foregoing.

  4.3 GRANTING AND PERFECTION OF SECURITY INTEREST. In order to provide the Bank with the security contemplated by Sections 4.1 and 4.2 of this Loan Agreement, the following shall be done:

  (a) Borrower shall execute a security agreement granting the Bank a security interest in the Borrower Collateral and Borrower shall execute such financing statements and/or other documents as may be necessary to perfect said security interest. The Borrower Security Agreement, the financing statements and such other documents shall be in a form acceptable to the Bank.

  (b) Guarantor shall execute a security agreement granting the Bank a security interest in the Guarantor Collateral and Guarantor shall execute such financing statements and/or other documents as may be necessary to perfect

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  said security interest. The Security Agreement, the financing statements and such other documents shall be in a form acceptable to the Bank.

  4.4 LOCKBOXES. On the closing date, the Borrower and the Guarantor shall each establish a lockbox to be administered by the Bank. All of the Borrower's and Guarantor's accounts receivable received on or after the Closing Date shall be deposited into their respective lockbox. In order to facilitate the deposit of all the Borrower's and Guarantor's accounts receivable into their respective lockbox the Borrower and Guarantor shall each instruct all of their respective customers, now and in the future, to mail their payments to the respective lockbox address. The Borrower and Guarantor will notify the Bank of any payment on the Borrower's and Guarantor's accounts receivable received directly by the Borrower or the Guarantor. The Borrower and Guarantor shall give the Bank such notice within one (1) business day of the receipt of any such payment.

SECTION 5. CONDITIONS OF LENDING.

  5.1 CONDITIONS PRECEDENT TO FUNDING THE REVOLVING CREDIT NOTE. The obligation of the Bank to fund the initial Revolving Credit Note advance is subject to the following conditions precedent that the Bank shall have received in a form and substance satisfactory to the Bank:

  (a) This Loan Agreement;

  (b) The Revolving Credit Note;

  (c) The Borrower Security Agreement, together with such financing statements or other documents as the Bank may require to perfect its security interest in the Borrower Collateral;

  (d) The Guaranty;

  (e) The Guarantor Security Agreement, together with such financing statements and other documents as the Bank may require to perfect its security interest in the Guarantor Collateral;

  (f) UCC lien searches from such recording offices as the Bank shall specify, evidencing that the Bank has a first lien under the Borrower Security Agreement and the Guarantor Security Agreement;

  (g) The unqualified opinion of Bank's counsel that the Bank has a first lien against the Borrower Collateral and Guarantor Collateral and that said lien has been perfected;

  (h) Certified corporate resolutions of the Borrower, authorizing this Loan Agreement, the Revolving Credit Note, and the Borrower Security Agreement;

  (i) Certified corporate resolutions of the Guarantor, authorizing this Loan Agreement, the Guaranty, and the Guarantor Security Agreement;

  (j) Certificate(s) of good standing for the Borrower from the state of its incorporation and such other states as the Bank shall require;

  (k) Certificate(s) of good standing for the Guarantor from the state of its incorporation and such other states as the Bank shall require;


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  (1) The opinion of the Borrower's counsel that (i) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee; it has the power and authority to own its properties and assets and is duly qualified to carry on its business in every jurisdiction wherein such qualification is necessary; (ii) the transactions herein contemplated have been duly authorized by all requisite corporate authority, (iii) this Loan Agreement and the other instruments and documents herein referred to have been duly authorized, validly executed and are in full force and effect, (iv) the execution, delivery and performance of this Loan Agreement, the Revolving Credit Note, and the Borrower Security Agreement will not violate any provision of law, any order of any court or other agency of government, the Charter or By-Laws of the Borrower, any provision of any indenture, agreement or other instrument to which the Borrower is a party, or by which the Borrower's respective properties or assets are bound, or be in conflict, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien (other than the lien of the Bank), charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Borrower, (v) the Guarantor is a wholly owned subsidiary of the Borrower, and (vi) pertaining to such other matters as the Bank may reasonably require.

  (m) The opinion of the Guarantor's counsel that (i) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee; it has the power and authority to own its properties and assets and is duly qualified to carry on its business in every jurisdiction wherein such qualification is necessary; (ii) the transactions herein contemplated have been duly authorized by all requisite corporate authority and is fully enforceable against the Guarantor under the laws of the State of Tennessee, (iii) this Loan Agreement, the Guaranty, and the Guarantor Security Agreement and any other instrument and document herein referred to have been duly authorized, validly executed and are in full force and effect,
  (iv) the execution, delivery and performance of this Loan Agreement and the Guarantor Security Agreement will not violate any provision of law, any order of any court or other agency of government, the Charter or By-Laws of the Borrower, any provision of any indenture, agreement or other instrument to which the Guarantor is a party, or by which the Guarantor's respective properties or assets are bound, or be in conflict, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien (other than the lien of the bank), charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Guarantor, (v) the Guarantor is a wholly owned subsidiary of the Borrower, and (vi) pertaining to such other matters as the Bank may reasonably require.

SECTION 6: BORROWER'S REPRESENTATIONS AND WARRANTIES.

  Borrower represents and warrants that:

  6.1 INCORPORATION. It is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee; it has the power and authority to own its properties and assets and is duly qualified to carry on its business in every jurisdiction wherein such qualification is necessary.


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  6.2 POWER AND AUTHORITY. The execution, delivery and performance of this Loan
Agreement, the Revolving Credit Note, and the Borrower Security Agreement have been duly authorized by all requisite action and will not violate any provision of law, any order of any court or other agency of government, the Charter and By-Laws of the Borrower, any provision of any indenture, agreement or other instrument to which the Borrower is a party, or by which the Borrower's respective properties or assets are bound, or be in conflict, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien (other than the lien of the Bank), charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Borrower.

  6.3 LITIGATION. There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending, or, to the knowledge of the Borrower, threatened against or affecting the Borrower, or any properties or rights of the Borrower and its wholly owned subsidiaries, which, if adversely determined, would materially adversely affect the consolidated financial condition of the Borrower and its wholly owned subsidiaries.

  6.4 TAXES. Borrower and its wholly owned subsidiaries have filed or caused to be filed all federal, state or local tax returns which are required to be filed, and have paid all taxes in connection therewith.

  6.5 CONTRACTS OR RESTRICTIONS AFFECTING BORROWER. Neither Borrower or its wholly owned subsidiaries is a party to any agreement or instrument or subject to any charter or other corporate restrictions materially adversely affecting the consolidated business, properties or assets, operations or conditions (financial or otherwise) of Borrower and its wholly owned subsidiaries.

  6.6 No DEFAULT. Borrower and its wholly owned subsidiaries are not in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which any of them is a party, which default if not cured would materially and substantially affect the consolidated financial condition, property or operations of the Borrower and its wholly owned subsidiaries.

  6.9 VALID LIEN. The security interest created by the Borrower Security Agreement represents a valid first lien against the Borrower Collateral.

SECTION 7: GUARANTOR'S REPRESENTATIONS AND WARRANTIES

  Guarantor represents and warrants that:

  7.1 INCORPORATION. It is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee; it has the power and authority to own its properties and assets and is duly qualified to carry on its business in every jurisdiction wherein such qualification is necessary.

  7.2 POWER AND AUTHORITY. The execution, delivery and performance of this Loan Agreement and the Guaranty have been duly authorized by all requisite action and will not violate any provision of law, any order of any court or other agency of government, the Charter and By-Laws of the Guarantor, any provision of any indenture, agreement or other instrument to which the Guarantor is a party, or by which the Guarantor's respective properties or assets are bound, or be in conflict, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any such indenture agreement or other instrument, or result in the creation or imposition of any lien (other than the lien of the Bank), charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Guarantor.


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  7.3 LITIGATION. There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending, or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor, or any properties or rights of the Guarantor, which, if adversely determined, would materially adversely affect the financial or any other condition of the Guarantor.

  7.4 TAXES. Guarantor has filed or caused to be filed all federal, state or local tax returns which are required to be filed, and has paid all taxes due and owing to all such taxing authorities.

  7.5 CONTRACTS OR RESTRICTIONS AFFECTING GUARANTOR. Guarantor is not a party to any agreement or instrument or subject to any charter or other corporate restrictions materially adversely affecting its business, properties or assets, operations or conditions (financial or otherwise) taken as a whole.

  7.6 NO DEFAULT. Guarantor is not in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party, which default if not cured would materially and substantially affect the financial condition, property or operations of the Guarantor.

  7.7 BEST INTEREST OF GUARANTOR. Considering that the Bank would not extend the Revolving Credit Loan to the Borrower but for the Guaranty, Guarantor's execution of the Guaranty is in the best interest of the Guarantor.

  7.8 VALID LIEN. The security interest created by the Guarantor Security Agreement represents a valid first lien against the Guarantor Collateral.

SECTION 8: JOINT REPRESENTATIONS AND WARRANTIES.

  Borrower and Guarantor represent and warrant that:

  8.1 FINANCIAL CONDITION. The consolidated financial statements of the Borrower and its wholly owned subsidiaries, copies of which are attached hereto as Exhibit "C", are correct and complete and fairly present the financial condition of the Borrower and its wholly owned subsidiaries as of the date of said financial statements and the results of their operations for said periods and as of the Closing Date in all material respects. All such financial statements have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis, maintained through the period involved.

  8.2 TITLE TO ASSETS. Borrower and its subsidiaries, have good and marketable title to all their properties and assets as reflected on the balance sheet which is a part of the financial statements referred to in Section 8.1 of this Loan Agreement.

  8.3 GUARANTOR SUBSIDIARY OF BORROWER. The Guarantor is a wholly owned subsidiary of the Borrower.

  8.4 NO FALSE OR MISLEADING STATEMENTS OF FACT. To the knowledge of Borrower and Guarantor, neither this Loan Agreement nor any schedule or exhibit hereto (including without limitation the Revolving Credit Note, Guaranty, Borrower Security Agreement and Guarantor Security Agreement), nor any written statement or certificate furnished in connection herewith or any of the transactions contemplated hereby, contain or will contain an untrue statement of a fact or omits or will omit to state a fact that is necessary in order to make the statements contained herein and therein, in the light of the circumstances under which they are made, not materially misleading.


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SECTION 9: AFFIRMATIVE COVENANTS OF BORROWER.

  The Borrower covenants and agrees that from the date hereof and until payment in full of the principal of and interest on the indebtedness evidenced by the Revolving Credit Note, unless the Bank shall otherwise in its sole discretion consent in writing, the Borrower will:

  9.1 BUSINESS AND EXISTENCE. Perform all things reasonably necessary to preserve and keep in full force and effect its existence, rights and franchises, comply with all laws applicable to it and continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar years.

  9.2 MAINTAIN PROPERTY. Maintain, preserve, and protect all material leases, franchises, patents and trade names and preserve all the remainder of its properties used or useful in the conduct of its business substantially as conducted and operated during the present and preceding fiscal year.

  9.3 INSURANCE. At all times maintain with insurance companies rated "A" or better or otherwise acceptable to the Borrower and the Bank, hazard insurance and such other insurance, for such amounts as is customarily maintained by companies in the same or substantially similar business. The Bank shall be named as loss payee on the Borrower's principle hazard insurance policies and any policy covering inventory.

  9.4 OBLIGATIONS, TAXES AND LIENS. Pay all of its indebtedness and obligations promptly in accordance with normal terms and practices of its business and pay and discharge or cause to be paid and discharged promptly all taxes, assessments, and governmental charges or levies imposed upon it or upon any of its income and profits, or upon any of its properties, real, personal or mixed, or upon any part thereof, before the same shall become in default.

  9.5 COMPLIANCE CERTIFICATE. Furnish within thirty (30) days from the end of each calendar quarter a Compliance Certificate, in the form of Exhibit "D" attached hereto.

  9.6 NOTICE OF DEFAULT. At the time of the Borrower's first knowledge or notice, furnish the Bank with written notice of the occurrence of any event or the existence of any condition which constitutes or upon written notice or lapse of time or both would constitute an Event of Default under the terms of this Loan Agreement.

  9.7 LIENS AGAINST PERSONAL PROPERTY. Only the Bank shall have liens against the Borrower's tangible and intangible personal assets, subject to the following exceptions:

  (a) Purchase money liens that were given for the purpose of financing the acquisition of assets, including security interests arising from any Lease Line of Credit, or the acquisition of product lines, so long as said purchase money liens do not extend to the Borrower Collateral; and

  (b) The liens described on Exhibit "E".

If any liens exist which are not permitted by this Section 9.7, Borrower will obtain the immediate release of any such liens.

  9.8 DEPOSIT ACCOUNTS. Maintain its primary deposit relationship with the Bank.


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SECTION 10: AFFIRMATIVE COVENANTS OF GUARANTOR.

  The Guarantor covenants and agrees that from the date hereof and until payment in full of the principal of and interest on the indebtedness evidenced by the Revolving Credit Note, unless the Bank shall otherwise in its sole discretion consent in writing, the Guarantor will:

  10.1 BUSINESS AND EXISTENCE. Perform all things reasonably necessary to preserve and keep in full force and effect its existence, rights and franchises, comply with all laws applicable to it and continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar years.

  10.2 MAINTAIN PROPERTY. Maintain, preserve, and protect all material leases, franchises, patents and trade names and preserve all the remainder of its properties used or useful in the conduct of its business substantially as conducted and operated during the present and preceding fiscal year.

  10.3 INSURANCE. At all times maintain with insurance companies rated "A" or better or otherwise acceptable to the Guarantor and Bank, hazard insurance and such other insurance, for such amounts as is customarily maintained by companies in the same or substantially similar business. The Bank shall be named as loss payee on the Guarantor's principle hazard insurance policies and any policy covering inventory.

  10.4 OBLIGATIONS, TAXES AND LIENS. Pay all of its indebtedness and obligations promptly in accordance with normal terms and practices of its business and pay and discharge or cause to be paid and discharged promptly all taxes, assessments, and governmental charges or levies imposed upon it or upon any of its income and profits, or upon any of its properties, real, personal or mixed, or upon any part thereof, before the same shall become in default.

  10.5 COMPLIANCE CERTIFICATE. Furnish within thirty (30) days from the end of each calendar quarter a Compliance Certificate, in the form of Exhibit "F" attached hereto.

  10.6 NOTICE OF DEFAULT. At the time of the Guarantor's first knowledge or notice, furnish the Bank with written notice of the occurrence of any event or the existence of any condition which constitutes or upon written notice or lapse of time or both would constitute an Event of Default under the terms of this Loan Agreement.

  10.7 LIENS AGAINST PERSONAL PROPERTY. Only the Bank shall have liens against the Guarantor's tangible and intangible personal assets, subject to the following exception:

  (a) Purchase money liens that were given for the purpose of financing the acquisition of assets, including security interests arising from any lease line of credit or the acquisition of product lines, so long on as said purchase money liens do not extend to Guarantor Collateral.

If any liens exist which are not permitted by this Section 10.7, Guarantor will obtain the immediate release of any such liens.

  10.8 DEPOSIT ACCOUNTS. Maintain its primary deposit relationship with the Bank.

SECTION 11: JOINT AFFIRMATIVE COVENANTS.

  The Borrower and Guarantor, jointly and severally, covenant and agree that from the date hereof and until payment in full of the principal of and interest on the indebtedness evidenced by the Revolving Credit Note, unless the Bank shall otherwise in its sole discretion consent in writing, the Borrower and Guarantor will:


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  11.1 FINANCIAL REPORTS AND OTHER DATA. Furnish to the Bank: (a) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower, an unqualified audit of the Borrower's and its wholly owned subsidiaries' consolidated financial statements as of the close of such fiscal year of the Borrower, which financial statements shall include a consolidated balance sheet and consolidated statement of income and surplus of the Borrower and its subsidiaries, together with the unqualified audit report and opinion of an independent Certified Public Accountant reasonably acceptable to the Bank, showing the financial condition of the Borrower and its subsidiaries at the close of such year and the results of operations during such year; (b) within forty-five (45) days after the end of each fiscal quarter, except the last fiscal quarter of the year, financial statements similar to those described above for the Borrower and its subsidiaries, not audited but certified as to accuracy and content by the Chief Financial Officer or CEO or President or Controller of the Borrower (the "Certifying Officer"), such consolidated balance sheets to be as of the end of such quarter and such consolidated statements of income and surplus to be for the period from the beginning of said year to the end of such quarter, in each case subject only to audit and year-end adjustment.

  11.2 ADDITIONAL INFORMATION. Furnish such other relevant information regarding the operations, business affairs and financial condition of the Borrower and its wholly owned subsidiaries as the Bank may reasonably request, including but not limited to true and exact copies of Borrower's and its wholly owned subsidiaries' books of account and tax returns, and all information furnished to shareholders or any governmental authority, and permit the copying of the same.

  11.3 RIGHT OF INSPECTION. Permit any person designated by the Bank, at the Bank's expense, to visit and inspect any of the properties, books and financial reports of the Borrower and its wholly owned subsidiaries and to discuss its affairs, finances and accounts with the principal officers of the Borrower and its wholly owned subsidiaries, at all such reasonable times during regular business hours of the Bank and on reasonable advance notice and as often as the Bank may reasonably request. The Bank shall keep confidential any information it or its agents obtain as a result of this right of inspection. However, the Bank shall be free to share any such information with such persons as it deems necessary for purpose of enforcing its rights under this Loan Agreement, the Revolving Credit Note, the Guaranty, the Borrower Security Agreement, the Guarantor Security Agreement, or any other agreement between the Bank and the Borrower and/or its wholly owned subsidiaries. Furthermore, the Bank and its agents may disclose any such information as required by a subpoena, law or order of any court of law.

  11.4 MINIMUM NET WORTH. The Borrower and its wholly owned subsidiaries shall maintain a minimum consolidated net worth of Twenty-five Million and No/100 Dollars ($25,000,000.00), as determined by generally accepted accounting principles including intangible assets, with assets valued at historical costs less allowances taken for depreciation, amortization and depletion. The minimum consolidated net worth to be maintained by the Borrower and its wholly owned subsidiaries shall increase at the end of each fiscal quarter, beginning with the quarter ending June 30, 1997, by an amount equal to Fifty Percent (50%) of the consolidated net profit for that fiscal quarter. There shall, however, be no adjustment to the minimum consolidated net worth requirement in the event of a net loss for a fiscal quarter.

  11.5 DEBT TO EQUITY RATIO. The Borrower and its wholly owned subsidiaries shall maintain a maximum consolidated debt to equity ratio (total debt divided by total equity) of 1.55.

  11.6 CASH FLOW-TO-DEBT SERVICE RATIO. The Borrower and its wholly owned subsidiaries shall maintain a consolidated ratio of cash flow-to-debt service of not less than 1.25 (total cash flow divided by total debt service) to be measured quarterly based on the consolidated financial statements required by Section 11.1. For purposes of this requirement, "Cash Flow" shall be defined as Borrower's and its wholly owned subsidiaries' consolidated net profits plus consolidated allowances for depreciation, interest and equity injections consisting of cash for the past 365 calendar days; and "Debt Service" shall be defined as all scheduled payments of principal, interest and equipment lease financing payable by the Borrower and its wholly owned subsidiaries within the next 365 calendar days.

  11.7 CURRENT RATIO. The Borrower and its wholly owned subsidiaries shall maintain a consolidated current ratio of 1.25. For purposes of this Section, "Current Ratio" shall be defined as the Borrower's and its wholly owned subsidiaries' consolidated current assets divided by their consolidated current liabilities.

SECTION 12: NEGATIVE COVENANTS OF BORROWER.

  12.1 The Borrower covenants and agrees that at all times from and after the closing date, unless the Bank shall otherwise consent in writing, which consent shall not be unreasonably withheld, it will not, either directly or indirectly, sell, lease, transfer, (except within the Borrower's own organization) or dispose (other than in the normal course of business) of all or a substantial part of its business or assets.

  12.2 The Borrower covenants and agrees that at all times from and after the Closing Date, it will not grant anyone other than the Bank a lien against any of Guarantor's assets. Guarantor shall be permitted, however, to grant purchase money liens for the purpose of financing assets acquired after the Closing Date, including security interests arising from any Lease Line of Credit, which may include the acquisition of product lines (any such lien shall not extend to Borrower Collateral). Furthermore, this provision shall not impair the ability of the Borrower to acquire property after the Closing Date by means of leases, or sale and lease back transactions.

SECTION 13: NEGATIVE COVENANTS OF GUARANTOR.

  13.1 The Guarantor covenants and agrees that at all times from and after the closing date, unless the Bank shall otherwise consent in writing, which consent shall not be unreasonably withheld, it will not, either directly or indirectly, sell, lease, transfer, (except within the Guarantor's own organization) or dispose (other than in the normal course of business) of all or a substantial part of its business or assets.

  13.2 The Guarantor covenants and agrees that at all times from and after the Closing Date, it will not grant anyone other than the Bank a lien against any of Guarantor's assets. Guarantor shall be permitted however, to grant purchase money liens for the purpose of financing assets acquired after the Closing Date, including security interests arising from any Lease Line of Credit, which may include the acquisition of product lines (any such lien shall not extend to Guarantor Collateral). Furthermore, this provision shall not impair the ability of the Guarantor to acquire property after the Closing Date by means of leases, or sale and lease back transactions.

SECTION 14: EVENTS OF DEFAULT.

An "Event of Default" shall exist if any of the following shall occur:

  14.1 PAYMENT OF PRINCIPAL, INTEREST. The Borrower defaults in the prompt payment as and when due of principal or interest on the Revolving Credit Note or any sums due under said note, this Loan Agreement or the Borrower Security Agreement; or in the prompt payment when due of any other indebtedness, liabilities, or obligations to the Bank, whether now existing or hereafter created or arising; direct or indirect, absolute or contingent; or

  14.2 OTHER OBLIGATIONS. The Borrower or Guarantor defaults with respect to any other material agreement to which it is a party or with respect to any other material indebtedness when due or the performance of any other obligation incurred in connection with any material indebtedness for borrowed money ("material" as used herein meaning indebtedness or obligations in excess of $50,000.00) if the effect of such default is to accelerate the maturity of such indebtedness, or if the effect of such default is to permit the holder thereof to cause such indebtedness to become due prior to its stated maturity and the holder has not waived its right to accelerate payment of such indebtedness; or

  14.3 REPRESENTATION OR WARRANTY. Any representation or warranty made by the Borrower and/or Guarantor herein, or in any report, certificate, financial statement or other writing furnished in connection with or pursuant to this Loan Agreement shall prove to be false, misleading or incomplete in any material respect on the date as of which made; or

  14.4 BANKRUPTCY, ETC. The Borrower and/or Guarantor shall mane an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against the Borrower and/or Guarantor, in which an order for relief is entered or which remains undismissed for a period of sixty (60) days or more; or the Borrower and/or Guarantor by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties, or shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more; or Borrower and/or Guarantor shall generally not pay its debts as such debts become due; or

  14.5 CONCEALMENT OF PROPERTY, ETC. The Borrower and/or Guarantor shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint which is not vacated within sixty (60) days from the date thereof; or

  14.6 CHANGE IN OWNERSHIP. There shall occur any change in the ownership that results in the Gregory Family owning a combined fifty percent (50%) or less of the capital stock of the Borrower, or fifty percent (50%) or less of the voting power related to the capital stock. For purposes of this section the Gregory Family shall consist of John M. Gregory, Joan P. Gregory, Jefferson J. Gregory, Tern D. White-Gregory, Joseph R. Gregory, Herschel P. Blessing, Mary Ann Blessing, lames E. Gregory, Dr. R. Henry Richards, Jeanie Richards, Fred Jarvis, Mary Gregory-Jarvis, S.J. L.L.C., and Kingsway L.L.C., their spouses, lineal descendants (including legally adopted children), heirs, and any trust, foundation or not-for-profit corporation organized and existing for the benefit of any of the foregoing.

  14.7 COVENANTS. The Borrower and/or Guarantor defaults in the performance or observance of any other covenant, agreement or undertaking on its or their part to be performed or observed, contained herein, or in any other instrument or document which now or hereafter evidences or secures all or any part of the Revolving Credit Loan.

  14.8 REMEDY. Upon the occurrence of any Event of Default, as specified herein, He shall, at its option, be relieved of any obligation to make further Revolving Credit Advances under this Loan Agreement or the Revolving Credit Note; and the Bank may, at its option, thereupon declare the entire unpaid principal balance of the Revolving Credit Note, all interest accrued and unpaid thereon and all other amounts payable under this Loan Agreement to be immediately due and payable for all purposes, and may exercise all rights and remedies available to it under any other instrument or document which evidences, guaranties or secures the Revolving Credit Note or the Guaranty, or available at law or in equity, including the right to the appointment of a receiver to take possession of the Borrower's and/or Guarantor's property.

SECTION 15: MISCELLANEOUS

  15.1 AMENDMENTS. The provisions of this Loan Agreement, the Revolving Credit Note, or any instrument or document executed pursuant hereto or securing or guarantying the 1997 Revolving Credit Loan or the Guaranty, may be amended or modified only by an instrument in writing signed by the parties to said document or instrument. Guarantor need only be a party to an amendment of the Guaranty and the Guarantor Security Agreement, and waives notice of any amendment, modification or renewal of the Revolving Credit Note, this Loan Agreement, or any other instrument or document executed pursuant hereto other than the Guaranty and the Guarantor Security Agreement.

  15.2 NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be mailed, certified mail, return receipt requested, or delivered. Any such notices and other communications to the Borrower shall be addressed as follows:

         John M. Gregory
         Chairman of the Board & CEO
         King Pharmaceuticals, Inc.
         501 Fifth Street
         Bristol, TN 37620


         WITH A COPY TO:

         Legal Department
         King Pharmaceuticals, Inc.
         501 Fifth Street
         Bristol, TN 37620

All such notices and over communications to the Guarantor shall be addressed as follows:

         John M. Gregory
         Chapman of the Board & CEO
         Monarch Pharmaceuticals, inc.
         501 Fifth Street
         Bristol, TN 37620

         WITH A COPY TO:

         Legal Department
         King Pharmaceuticals, Inc.
         501 Fifth Street
         Bristol, TN 37620

All such notices and other communications the Bank shall be addressed as follows:

         Kevin L. Jessee
         Community Bank President
         First Tennessee Bank National Association
         P.O. Box 3189
         1155 Volunteer Parkway, Suite 201
         Bristol, TN 37625,

or as to any such person at such other address as shall be designated by such person in a written notice to the other parties hereto complying as to the delivery with the terms of this Section 15.2. All such notices and other communications shall be effective (i) if mailed, when received or three (3) business days after mailing, whichever is earlier; or (ii) if delivered, upon delivery.

  15.3 NO WAIVER, CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

  15.4 INDEMNIFICATION. The Borrower and Guarantor, jointly and individually, agree to indemnify the Bank from and against any and all claims, losses and liabilities, including, without limitation, reasonable attorneys' fees and expenses, growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Bank's negligence or willful misconduct. The indemnification provided for in this Section shall survive the payment in full of the Revolving Credit Note.

  15.5 SURVIVAL OF AGREEMENTS. All agreements, representations and warranties made herein shall survive the delivery of the Revolving Credit Note. This Loan Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest therein.

  15.6 GOVERNING LAW. This Loan Agreement shall be governed and construed in accordance with the laws of the State of Tennessee.

  15.7 EXECUTION IN COUNTERPARTS. This Loan Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

  15.8 TERMINOLOGY; SECTION HEADINGS. All personal pronouns used in this Loan Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Section headings are for convenience only and neither limit nor amplify the provisions of this Loan Agreement.

  15.9 ENFORCEABILITY OF AGREEMENT. Should any one or more of the provisions of this Loan Agreement be determined to be illegal or unenforceable, all other provisions, nevertheless, shall remain effective and binding on the parties hereto.

  15.10 NON-CONTROL. In no event shall the Bank's rights hereunder be deemed to indicate that the Bank is in control of the business, management or properties of the Borrower and/or Guarantor, or has power over the daily management functions and operating decisions made by the Borrower and/or Guarantor.

  15.11 FEES AND EXPENSES. Except as otherwise expressly provided herein, the Borrower agrees to reimburse the Bank for all legal fees and expenses, and recording fees and taxes incurred by the Bank in connection with the loan contemplated by this Loan Agreement. Furthermore, the Borrower agrees to pay, or reimburse the Bank for, the actual out-of-pocket expenses, including but not limited to counsel fees and expenses, court costs, accountants fees and expenses, and fees and expenses of similar experts as deemed necessary by the Bank, incurred by the Bank in connection with the enforcement of, or the preservation of any rights under this Loan Agreement, the Revolving Credit Note, and any instrument or document now or hereafter securing or guarantying said note. The Guaranty shall guaranty the obligations of the Borrower set forth in this section, in addition to the other obligations that may be owing under the terms of this Loan Agreement, the Revolving Credit Note, the Guaranty, and any instrument or document now or hereafter securing said note and/or guaranty.

  15.12 TIME OF ESSENCE. Time is of the essence in this Loan Agreement, the Revolving Credit Note, the Guaranty, the Borrower Security Agreement and the Guarantor Security Agreement, and the other instruments and documents executed and delivered in connection herewith.

  15.13 LIENS; SETOFF OF BANK. Upon the occurrence of any Event of Default as specified above, the Bank may apply any and all deposits (general or special, matured or unmatured) and other credits of the Borrower against any and all indebtedness of the Borrower to the Bank. The Borrower acknowledges as appropriate the Bank's legal and equitable rights to setoff. Furthermore, upon the occurrence of any Event of Default as specified above, the Bank may apply any and all deposits (general or special, matured or unmatured) and other credits of the Guarantor against any and all indebtedness of the Borrower to the Bank covered by the Guaranty. The Guarantor acknowledges the Bank's legal and equitable rights to setoff, appropriate.

  15.14 VENUE OF ACTIONS. As an integral part of the consideration for the making of this Loan Agreement, it is expressly understood and agreed that no suit or action shall be commenced by the Borrower, or by any successor, personal representative or assignee with respect to the Revolving Credit Note, or this Loan Agreement or any other document or instrument which now or hereafter evidences, secures or guaranties all or any part of the Revolving Credit Loan, other than in a state court of competent jurisdiction in Sullivan County, Tennessee, or in the United States District Court for the Eastern District of Tennessee, and not elsewhere. As a further integral part of the consideration for the making of this Loan Agreement, it is expressly understood and agreed that no suit or action shall be commenced by the Guarantor, or by any successor, personal representative or assignee with respect to the this Loan Agreement, or any other document or instrument which now or hereafter evidences, secures or guaranties all or any part of the Revolving Credit Loan, other than in a state court of competent jurisdiction in Sullivan County, Tennessee, or in the United States District Court for the Eastern District of Tennessee, and not elsewhere. Nothing in this paragraph contained shall prohibit the Bank from instituting suit in any court of competent jurisdiction for the enforcement of its rights hereunder or in any other document or instrument which evidences, secures or guaranties the obligations of Borrower and/or Guarantor contemplated by this Loan Agreement.

  15.15 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR

AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

  15.16 ENTIRE AGREEMENT. This written agreement, the related written documents referred to herein, and any other agreements executed contemporaneously herewith set forth the complete and exclusive statement of the terms of the agreement between the Borrower, Guarantor and the Bank with respect to the loan contemplated by this Loan Agreement. Therefore, no prior written agreements or contemporaneous or prior oral agreements between the parties shall be of any effect with respect to the loan contemplated by this Loan Agreement.

  IN WITNESS WHEREOF, the Borrower, Guarantor and the Bank have caused this Loan Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                                    KING PHARMACEUTICALS, INC.


                                    By /s/ John M. Gregory
                                       --------------------------------
                                          John M. Gregory
                                          Chairman of the Board & CEO

                                    MONARCH PHARMACEUTICALS, INC.


                                    By /s/John M. Gregory
                                      --------------------------------
                                          John M. Gregory
                                          Chairman of the Board & CEO

                                    FIRST TENNESSEE BANK,
                                    NATIONAL ASSOCIATION

                                    By /s/ Kevin L. Jessee
                                      --------------------------------
                                           Kevin L. Jessee
                                           Community Bank President

STATE OF TENNESSEE
COUNTY OF SULLIVAN

  Before me, Marsha L. Lusby of the state and county mentioned, personally appeared John M. Gregory, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged such person to be the Chairman of the Board & CEO of King Pharmaceuticals, Inc. the within named bargainor, a corporation, and that as such Chairman of the Board, President & CEO, executed the foregoing instrument for the purpose therein contained, by personally signing the name of King Pharmaceuticals, Inc..

Witness my hand and seal, at office in this 10th day of September, 1997.


                                             /s/ Marsh L. Lusby
                                             ---------------------------------
                                             Notary Public
                                             My commission expires Jan 2, 2001
                                                                   -----------

STATE OF TENNESSEE
COUNTY OF SULLIVAN

  Before me, Marsh L. Lusby of the state and county mentioned, personally appeared John M. Gregory, with I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged such person to be the Chairman of the Board & CEO of Monarch Pharmaceuticals, Inc. the within named bargainor, a corporation, and that as such Chairman of the Board & CEO, executed the foregoing instrument for the purpose therein contained, by personally signing the name of Monarch Pharmaceuticals, Inc..

  Witness my hand and seal, at office in this 10th day of September, 1997.


                                             /s/ Marsha L. Lusby
                                             ----------------------------------
                                             Notary Public
                                             My commission expires Jan 2, 2001
                                                                   -----------

STATE OF TENNESSEE
COUNTY OF SULLIVAN

  Before me, Marsha L. Lusby of-the state and county mentioned, personally appeared Kevin L. Jessee, with I am acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged such person to be the Community Bank President of First Tennessee Bank National Association, the within named bargainor, and that as such Community Bank President, executed the foregoing instrument for the purpose therein contained, by personally signing the name of First Tennessee Bank National Association.

  Witness my hand and seal, at office in this 10th day of September, 1997.



                                    /s/ Marsha L. Lusby
                                    ---------------------------------
                                    Notary Public
                                    My commission expires Jan 2, 2001
                                                          -----------

                                 MASTER NOTE

                                                      ------------------------
                                                               Approval

                                                           BRISTOL, Tennessee
                                                      -------------------------
                                                          SEPTEMBER 10, 1997
                                                      -------------------------

FOR VALUE RECEIVED, the undersigned (jointly and severally, if more than one) promise(s) to pay to the order of First Tennessee Bank National Association (hereinafter referred to as the "Bank") at any lending office in the state mentioned above or at such other place as the holder hereof may designate in writing, in current local funds, the sum of up to EIGHT MILLION FIVE HUNDRED THOUSAND DOLLARS AND NO/00******************Dollars ($8,500,000.00), or so much thereof as may be advanced hereunder prior to maturity, together with interest on the unpaid principal balance from day-to-day remaining, computed from the day of advance until maturity at the following rate:

       [ ]     FIXED RATE: ______% per annum,

       [X]     VARIABLE RATE: A variable rate per annum ("Variable Rate") which shall be equal to the lesser of (a) the maximum rate of interest ("Maximum Rate") which Bank may lawfully charge, or (b) a rate which is ____% per annum higher than the base commercial rate of interest ("Base Rate") established from time to time by Bank. Each change in the Variable
See            Rate which results from a change in the Maximum Rate shall become effective, without notice to the undersigned, on
Allonge to     the same date that the Maximum Rate changes. Each change in the Variable Rate which results from a change in the Base
Promissory     Rate shall become effective, without notice to the undersigned, on [ ] the same date that the Base Rate changes; [ ]
Note           the first day of the calendar month following any change in the Base Rate; [ ] the first day of the calendar quarter following any change in the Base Rate; [ ]other  ___________. The Base Rate is one of several interest rate indices employed by the Bank. The undersigned acknowledge(s) that the Bank has made, and may hereafter make, loans bearing interest at rates which are higher or lower than the Base Rate.
        Such principal and interest shall be payable as shown below:
       [X]     SINGLE PRINCIPAL PAYMENT: One single principal payment of the balance, due on MAY 31, 1999 plus interest payable
               [ ]    At maturity.
               [X]    beginning SEPTEMBER 30, 1997 and continuing on the same day of each successive [X] monthly or [ ] quarterly calendar period, except that the final interest installment shall be payable on the date the principal is due.
       [ ]    OTHER:
                    ----------------------------------------------------------------------------------------------------------------
              SECURITY: Except as otherwise provided herein, as of the date hereof,
       [ ]     This Note is secured by a mortgage(s) or deed(s) of trust dated

               ---------------------------------------------------------------------------------------------------------------------

       [X]     This Note is secured by security agreements(s) dated SEPTEMBER 10, 1997
                                                                    ----------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------------------------


      COMMITMENT FEE: The undersigned agrees to pay an annual loan commitment fee of $ N/A, due and payable at the time of execution of this Note, and each year thereafter on the anniversary date thereof.
OTHER TERMS AND CONDITIONS: Unless otherwise provided herein, all payments shall be applied first to pay the accrued interest to date on the unpaid balance and next to the unpaid principal of the indebtedness.
       As used herein, "other parties liable hereon" shall include, but not be limited to, any and all guarantors, endorsers, sureties and co-makers.
       Any payment not made when due hereunder (whether by acceleration or otherwise) shall bear interest after maturity at the maximum effective contract rate of interest which the Bank may lawfully charge on the date such payment became due.
       The undersigned acknowledges and agrees that any commitment fees payable hereunder are bona fide commitment fees and are intended as reasonable compensation to Bank for committing to make funds available to undersigned and for no other purpose.
       Subject to the terms and conditions herein set forth, Bank agrees to advance funds upon the request of and as directed by the undersigned from time to time beginning on the date hereof and terminating upon maturity. Within the limits set forth herein, the undersigned may borrow, repay and reborrow each advance. Notwithstanding the principal amount of the this Note, as stated on the face hereof, the amount of principal actually owing at any given time shall be the aggregate of all advances made, less all payments of principal actually received by Bank.
       Bank's obligation to make advances hereunder shall be subject to the following conditions: (a) there has been no material adverse change in the undersigned's financial condition, or the financial condition of any other parties liable hereon, since execution of this Note; (b) each advance shall constitute a representation and warranty by the undersigned and other parties liable hereon that all representations and warranties contained herein or in any other document pertaining to this credit facility are true and correct on and as of the date of the advance, and that the undersigned and other parties liable hereon are in strict compliance with all terms and conditions herein and pertaining hereto; (c) the undersigned and other parties liable hereon will furnish, from time to time, at Bank's option and at Bank's request, statements of financial condition in a form satisfactory to Bank including independently certified and audited statements prepared in accordance with generally accepted accounting principles and auditing standards. The undersigned and other parties liable hereon hereby authorizes Bank to charge an interest rate equal to one-half percent (.5%) per annum higher than the interest rate agreed to herein, or as modified hereafter, should the undersigned or other parties liable hereon fail to deliver a financial statement in the form requested by Bank within 10 days of Bank's request; (d) the undersigned and other parties liable hereon will execute and deliver to Bank all other instruments and take such other actions as Bank may reasonably request during the term hereof in order to carry out the provisions and intent hereof.
       If this Note is placed in the hands of an attorney for collection, by suit or otherwise, or to protect any security given for its payment, or to enforce its collection, the undersigned will pay all the costs of collection and litigation, together with a reasonable attorney's fee, all of which shall be secured by any collateral pledged as security herefor. The undersigned also agrees to pay any and all actual expenses including reasonable attorney's fees incurred by Bank in (i) successfully defending any action or inaction in connection with any aspect of the transaction evidenced by this instrument, or
(ii) any action, whether or not successful, taken to protect or enforce Bank's rights in any collateral related to the transaction evidenced by this instrument.
       The undersigned and all other parties liable hereon waive protest, demand, presentment, and notice of dishonor, and agree that this Note may be extended, in whole or in part, without limit as to the number of such extensions, or the period or periods thereof, and without notice to or further assent from them, all of whom will remain bound upon this Note notwithstanding any such extension(s); and further agree that all or any collateral given, now or hereafter, as security herefor may be released (with or without substitution) without notice and without affecting their liability hereon; and that additional makers, endorsers, guarantors, or sureties may become parties hereto, and that any present or future party may be released from liability hereunder, without notice, and without affecting the liability of any other maker, or other parties liable hereon.
       In the event of any default in the prompt and punctual payment, when due, of this Note (or any installment hereof) or any bankruptcy, insolvency, receivership, or similar proceeding instituted by or against the undersigned or other parties liable hereon or his/her or their property or assets, or in the event that the undersigned, or other parties liable hereon become insolvent, however defined, or make an assignment for the benefit of creditors, or if a judgment be entered against the undersigned, or other parties liable hereon, or upon the issuance of any writ, levy or process, valid or invalid, which purports to restrict the undersigned or other parties liable hereon with respect to any of his/her or their funds or property on deposit with or in the possession or custody or under the control of the Bank, or upon the death or dissolution of the undersigned or other parties liable heron, or in the event of any default in the prompt and punctual payment when due, of any other indebtedness or obligation to the Bank owed, now or hereafter, by the undersigned or other parties liable hereon, or upon any default in any deed of trust, mortgage, security agreement, assignment or other security document given, now or hereafter, to secure the indebtedness evidenced hereby, or if any representation or warranty made by the undersigned or other parties liable hereon pertaining to this credit shall prove to be false, untrue, or materially misleading, or in the event of termination or any guaranty executed in connection with this Note, or in the event that the Bank shall deem itself insecure, then and in any of such events, this Note shall, at Bank's option, without notice or demand for payment (the same being expressly waived), be and become immediately due, payable and enforceable for all purposes, and Bank shall be under no obligation to make further advances.
       Any money or other property at any time in the possession of the Bank belonging to the undersigned or any other parties liable hereon, and any deposits or other sums at any time credited by or due from the Bank to the undersigned or any other parties liable hereon, may at all times, at the option of the Bank, be held and treated as collateral security for the payment of this Note or any other liability of any of the undersigned, or any other party liable hereon to the Bank, whether due or not due. The Bank may, at any time, at its option, and without notice, set off the amount due or to become due hereon against the claim of any of said parties against the Bank. To effect these rights, the undersigned and all other parties liable heron agree, upon request by the Bank, immediately to endorse, sign, and execute all necessary instruments, and do hereby appoint the Bank (acting through any then officer thereof) as attorney-in-fact for them with authority to endorse any instrument requiring endorsement and to effect any transfer, and this appointment shall be irrevocable as long as the undersigned, or any other party liable hereon, shall be indebted to the Bank.
        In the event of any renewal or extension of the loan indebtedness evidenced hereby, unless the parties otherwise agree to a lower rate, the Bank shall have the right to charge interest at the highest of the following rates:
(i) the maximum rate permissible at the time the contract to make the loan was executed; or (ii) the maximum rate permissible at the time the loan was made;
or (iii) the maximum rate permissible at the time of such renewal or extension; or (iv) the maximum rate permitted by applicable federal law; it being intended that those statutes and laws, state or federal, from time to time in effect, which permit the charging of the higher rate of interest shall govern the maximum rate which may be charged hereunder. In the event that for any reason the foregoing provisions hereof shall not contain a valid, enforceable designation of a rate of interest prior to maturity or method of determining the same, then the indebtedness hereby evidenced shall bear interest prior to maturity at the maximum effective rate which may be lawfully charged by the
Bank under applicable law.
        Regardless of any provision herein, or in any other document executed in connection herewith, the holder hereof shall never be entitled to receive, collect, or apply, as interest hereon, any amount in excess of the maximum contract rate which may be lawfully charged by the holder hereof under applicable law; and in the event the holder hereof ever receives, collects, or applies as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the principal hereof is paid in full, any remaining excess shall forthwith be paid to the undersigned. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum lawful contract rate, the undersigned and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as a reasonable loan charge, rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire contemplated term hereof, so that the interest accrued or to accrue throughout the entire term contemplated hereby shall at no time exceed the maximum lawful contract rate. THE UNDERSIGNED JOINTLY AND SEVERALLY WAIVE(S) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED (OR WHICH MAY IN THE FUTURE BE DELIVERED) IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT. THE UNDERSIGNED AGREE(S) THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. King Pharmaceuticals, Inc.
------------------------------------         ----------------------------------
By:  /s/ John M. Gregory ------------------------------------
---------------------------------- Chairman of the Board & CEO
------------------------------------         ----------------------------------
First Tennessee Bank National Association, Member FDIC, *Registered Service Mark owned and licensed by First Tennessee National Corporation.

               ALLONGE TO PROMISSORY NOTE DATED SEPTEMBER 10, 1997
     IN THE AMOUNT OF $8,500,000.00 (THE "NOTE") EXECUTED BY THE UNDERSIGNED
       TO THE ORDER OF FIRST TENNESSEE BANK NATIONAL ASSOCIATION ("BANK")

           (FOR USE WITH BLUE, GREEN AND WHITE NOTES ONLY - NEW LOAN)

          1. The undersigned understands and agrees that the terms of the Note relating to the interest rate shall be modified by deleting the paragraph of the Note entitled Variable Rate in its entirety and replacing it with the following:

               [X] Variable Rate: A variable rate per annum ("Variable Rate") based on a [ ] three hundred and sixty (360) [X] three hundred and sixty-five (365) day year which shall be equal to the lesser of (i) the maximum rate of interest ("Maximum Rate") which Bank may lawfully charge, or (ii) a rate which is 1.75 percent (1.75%) per annum higher than the LIBOR Rate (as hereinafter defined), adjusted and determined as of the opening of business on September 10, 1997 (the "Initial Pricing Date") and on the 10th day of every third month hereafter (each an "Interest Rate Change Date"). The LIBOR Rate shall mean the London Interbank Offered Rate of interest for an interest period of three (3) months, as reported in The Wall Street Journal published on each Interest Rate Change Date. Each change in the Variable Rate which results from a change in the LIBOR Rate shall become effective, without notice to the undersigned, on each Interest Rate Change Date; provided, however, that if The Wall Street Journal is not published on such date, the LIBOR Rate shall be determined by reference to The Wall Street Journal last published immediately preceding such date. In the event that at any time prior to maturity the rate of interest specified in clause (ii) above (determined as of the dates when changes become effective above) shall exceed the Maximum Rate, Bank may, at its option and without notice to the undersigned, charge interest at the Maximum Rate for the entire term of the loan and all unpaid interest then accrued at said Maximum Rate shall be due and payable ten (10) days following the date upon which Bank notifies the undersigned of the amount of such accrued but unpaid interest. (The three (3) month LIBOR Rate quoted in The Wall Street Journal published on the Initial Pricing Date is 5.72 percent (XXX%) per annum.)

               The privilege is reserved to prepay this Note in whole or in part, prior to maturity, without premium or penalty.

               Notwithstanding any other provisions herein, if any Change in Law (as hereinafter defined) shall make it unlawful for the Bank to make or maintain a LIBOR Rate loan as contemplated by this Note, the principal outstanding hereunder shall, if required by law and if the Bank so requests, be converted on the date required to make the loan evidenced by this Note legal to a loan accruing interest at the lesser of the Maximum Rate or the base commercial rate of interest ("Base Rate") established from time to time by the Bank. Each change in the Base Rate shall become effective, without notice to the undersigned, on the same date that the Base Rate changes. The undersigned hereby agrees promptly to pay the Bank, upon demand, any costs incurred by the Bank in making any conversion in accordance with this paragraph, including any interest or fees payable by the Bank to lenders of funds obtained by it in order to maintain its LIBOR Rate loans.

               The undersigned acknowledges that the Base Rate is one of several interest rate indices employed by the Bank and that the Bank has made, and may hereafter make, loans bearing interest at rates which are higher or lower than the Base Rate.

               The undersigned hereby indemnifies the Bank and holds the Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of (i) a default by the undersigned in payment of the principal amount of or interest on the loan evidenced hereby, including any such loss or expense arising from interest or fees payable by the Bank to lenders of funds obtained by it in order to make or maintain its LIBOR Rate loans, or (ii) a Change in Law that results in the imposition on the Bank of reserve requirements in connection with LIBOR Rate loans made by the Bank. The undersigned will make any payments under this indemnity to Bank, upon demand. The undersigned further agrees to enter into a modification of this Note, at the request of the Bank, to bring this Note into compliance with any Change in Law.

               "Change in Law" shall mean the adoption of any law, rule, regulation, policy, guideline or directive (whether or not having the force of law) or any change therein or in the interpretation or application thereof, in all cases by any Governmental Authority having jurisdiction over the Bank, in each case after the date hereof.

                "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising regulatory functions of or pertaining to government.

        2. The provisions hereof shall be binding upon the undersigned, his/her heirs, executors, administrators, personal representatives, successors and assigns, and shall inure to the benefit of the Bank, its successors and assigns.



                                   --------------------------------------------
                                                             INDIVIDUAL BORROWER

                                   KING PHARMACEUTICALS, INC.
                                   --------------------------------------------

                                   By: /s/ John M. Gregory
                                      -----------------------------------------

                                   Title: CHAIRMAN OF THE BOARD AND CEO
                                         --------------------------------------
                                                       BUSINESS ENTITY BORROWER